SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 1, 2011

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

             Colorado              0-30503                76-0635938
(State or other jurisdiction (Commission File Number)(IRS Employer ID Number) of incorporation)

               3600 Gessner, Suite 220, Houston, Texas     77063
--------------------------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  (713) 965-7582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act   (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 1, 2011, AvStar Aviation Group, Inc. (the "Company") issued a press release reporting on its revenues for the first six months of 2011. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

          The information contained in this Item 2.02 and the related exhibit are "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 8.01     OTHER EVENTS.

     On June 29, 2011, the Company issued a press release reporting on its procurement of a line of credit. This press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

     The information contained in this Item 8.01 and the related exhibit are "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)               Exhibits.

Exhibit
Number          Exhibit Title

99.1 Press Release of AvStar Aviation Group, Inc. dated July 1, 2011 entitled "AvStar Aviation Group, Inc. Releases Revenue Results for First Half of 2011."
99.2 Press Release of AvStar Aviation Group, Inc. dated June 29, 2011 entitled "AvStar Aviation Group, Inc. Announces Initial Line of Conventional Financing."


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AVSTAR AVIATION GROUP, INC.


Date: July 1, 2011                 /s/     Clayton I. Gamber
                                           -----------------
                                           Clayton I. Gamber,
                                           Chief Executive Officer & President